HSBC

JAN FINANCIAL PRESS LIMITED
FLT C 21/F JADEWATER
238 ABERDEEN MAIN RD
ABERDEEN HK

17 March 2021

PRIVATE AND CONFIDENTIAL

Notification Letter for 100% Guarantee Loan

Dear Customer

100% Guarantee Loan Number: 652-883745-166

We refer to your application to us (the "**Application**") for a 100% Guarantee Loan (the "**Loan**") and our previous email notification which has been approved subject to the following terms, the Terms and Conditions of 100% Guarantee Loan and other terms and conditions stated in or referred to in your Application submitted to us for the Loan.

Approved Loan Amount: HK$ 1,000,000.00
Approved Loan Tenor: 60 months
Interest Rate#: HSBC Prime Lending Rate (BLR) – 2.25% p.a.
Principal Moratorium Period : 12 months from 15 Mar 2021
Interest Monthly Repayment Amount: Please refer to the repayment schedule
Monthly Repayment Amount: Please refer to the repayment schedule
Payment Date: Please refer to the repayment schedule
Repayment Account: 652-797283-001

#Subject to the applicable terms and conditions

We are pleased to inform you that the Loan drawdown has been allowed and effected. The approved loan amount has been credited to the above repayment account. In the event your monthly repayment is returned due to insufficient funds in the repayment account, overdue interest will be levied. This overdue interest is currently 13% p.a. (HSBC BLR + 8% p.a.) but it is subject to revision from time to time. You shall have in the repayment account sufficient funds on or before the relevant due dates of the monthly repayments.

Please be reminded that the Loan will be granted on an uncommitted basis. The Loan will be subject to review by the lender at any time and to the lender's overriding right of suspension and withdrawal at any time. The lender shall have an unrestricted discretion to determine whether or not to permit drawdown or utilisation of the Loan. Notwithstanding any other terms in the Application or this notification, the lender has the overriding right at its absolute discretion to require immediate repayment of all amount outstanding with respect to the Loan, together with all accrued interest, at any time.

Please be advised that in considering your Application, we have been provided with and have taken into account a credit report on you provided by Dun & Bradstreet (Hong Kong) Ltd. *Should you wish to contact Dun & Bradstreet (Hong Kong) Ltd for the purpose of making a data access request or data correction request under the Personal Data (Privacy) Ordinance, you may do so by contacting Dun & Bradstreet (Hong Kong) Ltd at Unit 1308-1315, 13/F, BEA Tower, Millennium City 5, 418 Kwun Tong

HSBC

Road, Kwun Tong, Kowloon, Hong Kong [Tel No.2516 1100 Website: www.dnbasia.com/hk/english/ccra].

Please also take notice that we have sold the Loan to The Hong Kong Mortgage Corporation Limited (the "**HKMC**") and we are providing administration service to the HKMC in relation to the Loan. Your payment obligation under the Loan will only be discharged by paying us as a servicer for the HKMC or as otherwise directed by the HKMC.

Should you have any queries, please call our Commercial Banking Service Hotline on +852 2748 8238.

Yours faithfully
The Hongkong and Shanghai Banking Corporation Limited

(This letter does not require bank's signature.)
*Applicable to customers other than limited companies

滙豐

私人密件

<u>(百份百擔保特惠貸款)通知</u>

親愛的客戶

百份百擔保特惠貸款號碼: 652-883745-166

本通知是關於閣下之滙豐百份百擔保特惠貸款(“貸款”）之申請(“申請”） 及早前給予閣下之電郵通知。申請已獲成功批核及受以下條款、(百份百擔保特惠貸款)之細則及條款及(百份百擔保特惠貸款)申請表上的其他細則及條款所約束。

批核貸款額：港幣 1,000,000.00 元
貸款期限：60 個月
利率#：滙豐最優惠利率減2.25%年利率
本金延期償付期 ： 2021年03月15日後12個月
每月利息還款額：請參考還款表
每月還款額：請參考還款表
還款日：請參考還款表
還款戶口：652-797283-001

#受有關細則及條款約束

本行謹通知閣下，本行已准許及提取貸款。本行已將批核貸款額存入上述還款戶口。倘因還款戶口存款不足以致無法扣除還款，閣下將被徵收逾期還款手續費。現時，逾期還款利率為13%年利率(滙豐最優惠利率加8%年利率)及可不時作出調整。 閣下需於每月還款日期或以前安排足夠款項於有關戶口。

本行謹提示閣下，貸款是按沒有承諾的基礎授予。貸款人可隨時對借款人的貸款作出覆檢，並有權隨時暫停及撤銷。貸款人具無被約束的自主權以決定是否准許借款人使用貸款。儘管申請或本通知內其他的條款，貸款人可全權決定隨時要求借款人立刻清還有關貸款的總結欠及所有利息。

本行謹此通知，本行曾根據由美國鄧白氏商業資料（香港）有限公司所提供的信貸報告評核貴公司上述的申請。*如欲查閱或在個人資料（私隱）條例下提出更改貴公司的信貸報告，請聯絡美國鄧白氏商業資料（香港）有限公司，地址：香港九龍觀塘道418號創紀之城5期13樓1308-1315室〔電話：2516 1100，網址：http://www.dnb.com.hk/ccra 〕

本行在此通知閣下，本行已將貸款售予香港按揭證券有限公司(“香港按證”），而本行現時向香港按證就貸款提供行政服務。閣下對貸款之付款須交予作為香港按證服務提供者的本行或按香港按證的其他指示支付，方可完成有關付款責任。

如有查詢，歡迎致電本行熱線+852 2748 8238。

多謝選用滙豐，本行樂意爲您服務。

香港上海滙豐銀行有限公司
(此乃電腦印製信件，故毋須簽署。)

*適用於非有限公司客户

（中英文本如有歧異，須以英文本爲準。）